RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
June 30, 2016

Investors:
RenaissanceRe Holdings Ltd.
Rohan Pai
Director – Corporate Finance
T: +1 441 295 4513

Media:
RenaissanceRe Holdings Ltd.
Elizabeth Tillman
Director – Corporate Communications
T: +1 212 238 9224

Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2 - 3
b.	Consolidated Segment Underwriting Results	4 - 5
c.	Gross Premiums Written and Managed Premiums	6 - 7
d.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	8 - 9

Balance Sheets
a.	Summary Consolidated Balance Sheets	10

Investments
a.	Investment Portfolio - Composition	11
b.	Summary of Other Investments	12
c.	Total Investment Result	13
d.	Investment Portfolio - Effective Yield and Credit Rating	14
e.	Investment Portfolio - Change in Portfolio Composition	15
g.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	16

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	17
b.	Paid to Incurred Analysis	18

Other Items
a.	Earnings per Share	19
b.	Equity in Earnings of Other Ventures	20
c.	Other Income	20
d.	Ratings	21

Comments on Regulation G		22 - 23

RenaissanceRe Holdings Ltd.
Basis of Presentation
This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 22 and 23 for Comments on Regulation G.
RenaissanceRe Holdings Ltd. ("RenaissanceRe" or the "Company") is a global provider of reinsurance and insurance. The Company has the following reportable segments: (1) Catastrophe Reinsurance, which includes catastrophe reinsurance and certain property catastrophe joint ventures managed by the Company’s ventures unit; (2) Specialty Reinsurance, which includes specialty reinsurance and certain specialty joint ventures managed by the Company’s ventures unit; and (3) Lloyd’s, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”).
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended		Six months ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Highlights
Gross premiums written	$759,128	$661,997	$1,621,261	$1,305,575
Net premiums written	$519,916	$508,677	$1,031,591	$912,712
Net premiums earned	$351,402	$379,828	$705,008	$676,588
Net claims and claim expenses incurred	167,750	169,344	294,355	246,197
Acquisition expenses	69,005	61,666	134,597	105,067
Operating expenses	51,073	54,673	107,308	100,294
Underwriting income	$63,574	$94,145	$168,748	$225,030

Net investment income	$54,124	$38,604	$82,987	$78,311
Net realized and unrealized gains (losses) on investments	69,772	(26,712)	131,425	15,037
Change in net unrealized gains on fixed maturity investments available for sale	(90)	(560)	(359)	(743)
Total investment result	$123,806	$11,332	$214,053	$92,605

Net income available to RenaissanceRe common shareholders	$136,325	$73,233	$264,320	$241,076
Operating income available to RenaissanceRe common shareholders (1)	$66,553	$99,945	$132,895	$226,039

Total assets	$12,544,763	$12,047,395	$12,544,763	$12,047,395
Total shareholders' equity attributable to RenaissanceRe	$4,703,217	$4,836,944	$4,703,217	$4,836,944

Per share data
Net income available to RenaissanceRe common shareholders per common share - diluted	$3.22	$1.59	$6.16	$5.56
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$1.55	$2.18	$3.06	$5.21
Dividends per common share	$0.31	$0.30	$0.62	$0.60
Book value per common share	$103.70	$96.43	$103.70	$96.43
Tangible book value per common share (1)	$96.97	$89.92	$96.97	$89.92
Tangible book value per common share plus accumulated dividends (1)	$113.07	$104.80	$113.07	$104.80
Change in tangible book value per common share plus change in accumulated dividends (1)	2.8%	1.9%	5.5%	1.4%

Financial ratios
Net claims and claim expense ratio - current accident year	56.1%	53.3%	46.1%	44.5%
Net claims and claim expense ratio - prior accident years	(8.4)%	(8.7)%	(4.3)%	(8.1)%
Net claims and claim expense ratio - calendar year	47.7%	44.6%	41.8%	36.4%
Underwriting expense ratio	34.2%	30.6%	34.3%	30.3%
Combined ratio	81.9%	75.2%	76.1%	66.7%
Return on average common equity - annualized	12.6%	6.6%	12.2%	11.8%
Operating return on average common equity - annualized (1)	6.1%	9.1%	6.1%	11.0%
Total investment return - annualized	5.5%	0.5%	4.7%	2.2%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Revenues
Gross premiums written	$759,128	$862,133	$336,093	$369,642	$661,997
Net premiums written	$519,916	$511,675	$236,651	$266,820	$508,677
(Increase) decrease in unearned premiums	(168,514)	(158,069)	124,924	95,568	(128,849)
Net premiums earned	351,402	353,606	361,575	362,388	379,828
Net investment income	54,124	28,863	45,918	28,338	38,604
Net foreign exchange (losses) gains	(690)	(1,692)	1,203	616	(1,740)
Equity in earnings of other ventures	6,022	1,611	3,296	5,730	6,160
Other income	2,654	4,079	8,200	2,306	1,427
Net realized and unrealized gains (losses) on investments	69,772	61,653	(42,817)	(41,138)	(26,712)
Total revenues	483,284	448,120	377,375	358,240	397,567
Expenses
Net claims and claim expenses incurred	167,750	126,605	102,013	100,028	169,344
Acquisition expenses	69,005	65,592	55,399	78,126	61,666
Operational expenses	51,073	56,235	64,300	54,518	54,673
Corporate expenses	5,752	8,225	10,791	7,322	12,868
Interest expense	10,536	10,538	10,550	10,542	9,862
Total expenses	304,116	267,195	243,053	250,536	308,413
Income before taxes	179,168	180,925	134,322	107,704	89,154
Income tax (expense) benefit	(6,612)	(2,744)	(8,453)	4,573	1,842
Net income	172,556	178,181	125,869	112,277	90,996
Net income attributable to noncontrolling interests	(30,635)	(44,591)	(28,068)	(31,153)	(12,167)
Net income attributable to RenaissanceRe	141,921	133,590	97,801	81,124	78,829
Dividends on preference shares	(5,596)	(5,595)	(5,595)	(5,595)	(5,596)
Net income available to RenaissanceRe common shareholders	$136,325	$127,995	$92,206	$75,529	$73,233

Net income available to RenaissanceRe common shareholders per common share - basic	$3.23	$2.97	$2.11	$1.68	$1.60
Net income available to RenaissanceRe common shareholders per common share - diluted	$3.22	$2.95	$2.09	$1.66	$1.59
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$1.55	$1.51	$3.07	$2.58	$2.18

Return on average common equity - annualized	12.6%	11.8%	8.5%	6.9%	6.6%
Operating return on average common equity - annualized (1)	6.1%	6.1%	12.5%	10.7%	9.1%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Six months ended
	June 30, 2016	June 30, 2015
Revenues
Gross premiums written	$1,621,261	$1,305,575
Net premiums written	$1,031,591	$912,712
Increase in unearned premiums	(326,583)	(236,124)
Net premiums earned	705,008	676,588
Net investment income	82,987	78,311
Net foreign exchange losses	(2,382)	(4,870)
Equity in earnings of other ventures	7,633	11,455
Other income	6,733	2,966
Net realized and unrealized gains on investments	131,425	15,037
Total revenues	931,404	779,487
Expenses
Net claims and claim expenses incurred	294,355	246,197
Acquisition expenses	134,597	105,067
Operational expenses	107,308	100,294
Corporate expenses	13,977	58,401
Interest expense	21,074	15,178
Total expenses	571,311	525,137
Income before taxes	360,093	254,350
Income tax (expense) benefit	(9,356)	49,746
Net income	350,737	304,096
Net income attributable to noncontrolling interests	(75,226)	(51,829)
Net income attributable to RenaissanceRe	275,511	252,267
Dividends on preference shares	(11,191)	(11,191)
Net income available to RenaissanceRe common shareholders	$264,320	$241,076

Net income available to RenaissanceRe common shareholders per common share - basic	$6.20	$5.61
Net income available to RenaissanceRe common shareholders per common share - diluted	$6.16	$5.56
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$3.06	$5.21

Return on average common equity - annualized	12.2%	11.8%
Operating return on average common equity - annualized (1)	6.1%	11.0%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended June 30, 2016
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$397,454	$200,733	$160,941	$—	$759,128
Net premiums written	$255,645	$132,420	$131,851	$—	$519,916
Net premiums earned	$141,616	$137,168	$72,618	$—	$351,402
Net claims and claim expenses incurred	56,131	67,701	43,832	86	167,750
Acquisition expenses	16,227	34,127	18,651	—	69,005
Operational expenses	18,685	19,959	12,408	21	51,073
Underwriting income (loss)	$50,573	$15,381	$(2,273)	$(107)	$63,574

Net claims and claim expenses incurred - current accident year	$70,321	$85,117	$41,567	$—	$197,005
Net claims and claim expenses incurred - prior accident years	(14,190)	(17,416)	2,265	86	(29,255)
Net claims and claim expenses incurred - total	$56,131	$67,701	$43,832	$86	$167,750

Net claims and claim expense ratio - current accident year	49.7%	62.1%	57.2%		56.1%
Net claims and claim expense ratio - prior accident years	(10.1)%	(12.7)%	3.2%		(8.4)%
Net claims and claim expense ratio - calendar year	39.6%	49.4%	60.4%		47.7%
Underwriting expense ratio	24.7%	39.4%	42.7%		34.2%
Combined ratio	64.3%	88.8%	103.1%		81.9%

	Three months ended June 30, 2015
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$385,366	$160,013	$116,618	$—	$661,997
Net premiums written	$270,490	$139,867	$98,320	$—	$508,677
Net premiums earned	$162,705	$155,584	$61,539	$—	$379,828
Net claims and claim expenses incurred	55,376	86,062	27,683	223	169,344
Acquisition expenses	19,314	28,251	14,210	(109)	61,666
Operational expenses	22,090	18,747	13,719	117	54,673
Underwriting income (loss)	$65,925	$22,524	$5,927	$(231)	$94,145

Net claims and claim expenses incurred - current accident year	$67,334	$104,315	$30,771	$—	$202,420
Net claims and claim expenses incurred - prior accident years	(11,958)	(18,253)	(3,088)	223	(33,076)
Net claims and claim expenses incurred - total	$55,376	$86,062	$27,683	$223	$169,344

Net claims and claim expense ratio - current accident year	41.4%	67.0%	50.0%		53.3%
Net claims and claim expense ratio - prior accident years	(7.4)%	(11.7)%	(5.0)%		(8.7)%
Net claims and claim expense ratio - calendar year	34.0%	55.3%	45.0%		44.6%
Underwriting expense ratio	25.5%	30.2%	45.4%		30.6%
Combined ratio	59.5%	85.5%	90.4%		75.2%

4

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Six months ended June 30, 2016
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$757,877	$569,722	$293,662	$—	$1,621,261
Net premiums written	$444,430	$392,511	$194,650	$—	$1,031,591
Net premiums earned	$278,601	$292,486	$133,921	$—	$705,008
Net claims and claim expenses incurred	63,951	159,553	70,848	3	294,355
Acquisition expenses	25,807	75,852	32,938	—	134,597
Operational expenses	38,953	41,732	26,542	81	107,308
Underwriting income (loss)	$149,890	$15,349	$3,593	$(84)	$168,748

Net claims and claim expenses incurred - current accident year	$84,204	$173,495	$67,515	$—	$325,214
Net claims and claim expenses incurred - prior accident years	(20,253)	(13,942)	3,333	3	(30,859)
Net claims and claim expenses incurred - total	$63,951	$159,553	$70,848	$3	$294,355

Net claims and claim expense ratio - current accident year	30.2%	59.3%	50.4%		46.1%
Net claims and claim expense ratio - prior accident years	(7.2)%	(4.7)%	2.5%		(4.3)%
Net claims and claim expense ratio - calendar year	23.0%	54.6%	52.9%		41.8%
Underwriting expense ratio	23.2%	40.2%	44.4%		34.3%
Combined ratio	46.2%	94.8%	97.3%		76.1%

	Six months ended June 30, 2015
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written (1)	$774,613	$284,304	$246,748	$(90)	$1,305,575
Net premiums written	$493,130	$243,782	$175,889	$(89)	$912,712
Net premiums earned	$306,472	$250,460	$119,745	$(89)	$676,588
Net claims and claim expenses incurred	62,970	125,650	57,526	51	246,197
Acquisition expenses	26,968	48,940	28,903	256	105,067
Operational expenses	42,453	32,037	25,659	145	100,294
Underwriting income (loss)	$174,081	$43,833	$7,657	$(541)	$225,030

Net claims and claim expenses incurred - current accident year	$91,458	$153,579	$56,381	$—	$301,418
Net claims and claim expenses incurred - prior accident years	(28,488)	(27,929)	1,145	51	(55,221)
Net claims and claim expenses incurred - total	$62,970	$125,650	$57,526	$51	$246,197

Net claims and claim expense ratio - current accident year	29.8%	61.3%	47.1%		44.5%
Net claims and claim expense ratio - prior accident years	(9.3)%	(11.1)%	0.9%		(8.1)%
Net claims and claim expense ratio - calendar year	20.5%	50.2%	48.0%		36.4%
Underwriting expense ratio	22.7%	32.3%	45.6%		30.3%
Combined ratio	43.2%	82.5%	93.6%		66.7%
(1) Included in gross premiums written in the Other category is the elimination of inter-segment gross premiums written of $(0.1) million for the six months ended June 30, 2015.

5

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Three months ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Catastrophe Reinsurance Segment
Renaissance catastrophe premiums	$251,695	$246,089	$11,207	$61,479	$243,246
DaVinci catastrophe premiums	145,759	114,334	1,119	20,213	142,120
Total Catastrophe Reinsurance segment gross premiums written	$397,454	$360,423	$12,326	$81,692	$385,366

Specialty Reinsurance Segment
Casualty	$87,989	$147,801	$93,004	$116,851	$84,953
Credit	71,395	138,630	141,939	66,839	19,911
Property	18,235	39,624	14,176	10,405	23,215
Other	23,114	42,934	18,256	20,277	31,934
Total Specialty Reinsurance segment gross premiums written	$200,733	$368,989	$267,375	$214,372	$160,013

Lloyd's Segment
Casualty	$62,110	$70,928	$37,161	$41,352	$48,426
Catastrophe	39,602	23,033	2,840	7,465	33,379
Property	38,662	21,879	14,578	18,717	24,130
Credit	2,860	4,204	274	3,377	1,534
Other	17,707	12,677	1,539	2,667	9,149
Total Lloyd's segment gross premiums written	$160,941	$132,721	$56,392	$73,578	$116,618

Managed Premiums (1)
Total Catastrophe Reinsurance segment gross premiums written	$397,454	$360,423	$12,326	$81,692	$385,366
Catastrophe premiums written in the Lloyd's segment	39,602	23,033	2,840	7,465	33,379
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	25,689	11,096	1,923	1,089	21,411
Catastrophe premiums written by the Company in its Catastrophe Reinsurance segment and ceded to Top Layer Re	(896)	(8,367)	—	—	(835)
Total managed catastrophe premiums (1)	$461,849	$386,185	$17,089	$90,246	$439,321

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Top Layer Re is accounted for under the equity method of accounting.

6

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Six months ended
	June 30, 2016	June 30, 2015
Catastrophe Reinsurance Segment
Renaissance catastrophe premiums	$497,784	$508,976
DaVinci catastrophe premiums	260,093	265,637
Total Catastrophe Reinsurance segment gross premiums written	$757,877	$774,613

Specialty Reinsurance Segment
Casualty	$235,790	$147,058
Credit	210,025	48,622
Property	57,859	28,424
Other	66,048	60,200
Total Specialty Reinsurance segment gross premiums written	$569,722	$284,304

Lloyd's Segment
Casualty	$133,038	$110,397
Catastrophe	62,635	59,024
Property	60,541	47,899
Credit	7,064	4,119
Other	30,384	25,309
Total Lloyd's segment gross premiums written	$293,662	$246,748

Managed Premiums (1)
Total Catastrophe Reinsurance segment gross premiums written	$757,877	$774,613
Catastrophe premiums written in the Lloyd's segment	62,635	59,024
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	36,785	35,575
Catastrophe premiums written by the Company in its Catastrophe Reinsurance segment and ceded to Top Layer Re	(9,263)	(6,785)
Total managed catastrophe premiums (1)	$848,034	$862,427

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Top Layer Re is accounted for under the equity method of accounting.

7

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Revenues
Gross premiums written	$146,519	$114,503	$1,269	$20,326	$143,456
Net premiums written	$133,513	$88,506	$1,244	$14,598	$132,977
(Increase) decrease in unearned premiums	(70,095)	(30,106)	61,795	47,452	(69,088)
Net premiums earned	63,418	58,400	63,039	62,050	63,889
Net investment income	7,162	6,869	7,241	7,171	6,812
Net foreign exchange gains (losses)	594	407	(225)	(233)	(9)
Other loss	(86)	—	—	—	—
Net realized and unrealized gains (losses) on investments	11,004	15,239	(13,120)	(2,044)	(8,630)
Total revenues	82,092	80,915	56,935	66,944	62,062
Expenses
Net claims and claim expenses incurred	23,231	(518)	(6,954)	4,675	22,852
Acquisition expenses	12,916	16,096	16,883	15,683	13,703
Operational and corporate expenses	6,786	6,860	7,211	7,285	7,081
Interest expense	1,859	1,858	1,813	1,813	1,504
Total expenses	44,792	24,296	18,953	29,456	45,140
Income before taxes	37,300	56,619	37,982	37,488	16,922
Income tax (expense) benefit	(84)	(91)	(2)	188	(153)
Net income available to DaVinciRe common shareholders	$37,216	$56,528	$37,980	$37,676	$16,769

Net claims and claim expenses incurred - current accident year	$30,095	$3,546	$5,477	$9,649	$26,832
Net claims and claim expenses incurred - prior accident years	(6,864)	(4,064)	(12,431)	(4,974)	(3,980)
Net claims and claim expenses incurred - total	$23,231	$(518)	$(6,954)	$4,675	$22,852

Net claims and claim expense ratio - current accident year	47.5%	6.1%	8.7%	15.6%	42.0%
Net claims and claim expense ratio - prior accident years	(10.9)%	(7.0)%	(19.7)%	(8.1)%	(6.2)%
Net claims and claim expense ratio - calendar year	36.6%	(0.9)%	(11.0)%	7.5%	35.8%
Underwriting expense ratio	31.1%	39.3%	38.2%	37.0%	32.5%
Combined ratio	67.7%	38.4%	27.2%	44.5%	68.3%

8

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Six months ended
	June 30, 2016	June 30, 2015
Revenues
Gross premiums written	$261,022	$267,667
Net premiums written	$222,019	$230,342
Increase in unearned premiums	(100,201)	(105,408)
Net premiums earned	121,818	124,934
Net investment income	14,031	13,027
Net foreign exchange gains (losses)	1,001	(594)
Other loss	(86)	—
Net realized and unrealized losses on investments	26,243	3,408
Total revenues	163,007	140,775
Expenses
Net claims and claim expenses incurred	22,713	24,789
Acquisition expenses	29,012	30,243
Operational and corporate expenses	13,646	14,319
Interest expense	3,717	2,443
Total expenses	69,088	71,794
Income before taxes	93,919	68,981
Income tax expense	(175)	(189)
Net income available to DaVinciRe common shareholders	$93,744	$68,792

Net claims and claim expenses incurred - current accident year	$33,641	$36,941
Net claims and claim expenses incurred - prior accident years	(10,928)	(12,152)
Net claims and claim expenses incurred - total	$22,713	$24,789

Net claims and claim expense ratio - current accident year	27.6%	29.6%
Net claims and claim expense ratio - prior accident years	(9.0)%	(9.8)%
Net claims and claim expense ratio - calendar year	18.6%	19.8%
Underwriting expense ratio	35.1%	35.7%
Combined ratio	53.7%	55.5%

9

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Assets
Fixed maturity investments trading, at fair value	$7,073,129	$6,890,592	$6,765,005	$6,905,302	$6,591,434
Fixed maturity investments available for sale, at fair value	12,434	13,985	17,813	19,905	21,754
Total fixed maturity investments, at fair value	7,085,563	6,904,577	6,782,818	6,925,207	6,613,188
Short term investments, at fair value	1,000,206	1,171,523	1,208,401	998,906	1,543,191
Equity investments trading, at fair value	301,298	335,509	393,877	462,198	493,056
Other investments, at fair value	489,702	496,900	481,621	483,958	504,693
Investments in other ventures, under equity method	133,448	131,692	132,351	129,495	126,139
Total investments	9,010,217	9,040,201	8,999,068	8,999,764	9,280,267
Cash and cash equivalents	455,521	449,149	506,885	524,546	398,090
Premiums receivable	1,332,667	1,094,116	778,009	864,198	1,068,819
Prepaid reinsurance premiums	533,092	444,954	230,671	258,445	276,231
Reinsurance recoverable	222,006	167,228	134,526	141,416	136,464
Accrued investment income	37,900	37,492	39,749	40,855	37,480
Deferred acquisition costs	331,152	287,291	199,380	213,599	173,408
Receivable for investments sold	203,165	204,306	220,834	321,756	149,063
Other assets	160,873	167,514	181,011	266,318	251,830
Goodwill and other intangibles	258,170	261,662	265,154	270,213	275,743
Total assets	$12,544,763	$12,153,913	$11,555,287	$11,901,110	$12,047,395
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$2,844,243	$2,811,523	$2,767,045	$2,796,062	$2,847,648
Unearned premiums	1,518,106	1,261,454	889,102	1,042,012	1,155,596
Debt	954,577	957,536	960,495	963,610	966,571
Reinsurance balances payable	753,699	618,344	523,974	533,174	512,019
Payable for investments purchased	432,926	454,593	391,378	602,576	511,251
Other liabilities	215,592	208,533	245,145	244,005	228,554
Total liabilities	6,719,143	6,311,983	5,777,139	6,181,439	6,221,639
Redeemable noncontrolling interest	1,122,403	1,081,337	1,045,964	1,022,028	988,812
Shareholders' Equity
Preference shares	400,000	400,000	400,000	400,000	400,000
Common shares	41,496	43,095	43,701	44,121	46,013
Additional paid-in capital	242,561	422,422	507,674	551,683	750,484
Accumulated other comprehensive income	2,337	1,665	2,108	2,260	2,993
Retained earnings	4,016,823	3,893,411	3,778,701	3,699,579	3,637,454
Total shareholders' equity attributable to RenaissanceRe	4,703,217	4,760,593	4,732,184	4,697,643	4,836,944
Total liabilities, noncontrolling interests and shareholders' equity	$12,544,763	$12,153,913	$11,555,287	$11,901,110	$12,047,395

Book value per common share	$103.70	$101.19	$99.13	$97.41	$96.43

10

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

TYPE OF INVESTMENT	June 30, 2016		March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015
U.S. treasuries	$2,660,051	29.5%	$2,475,747	27.4%	$2,064,944	23.0%	$1,984,841	22.1%	$2,020,746	21.8%
Agencies	126,549	1.4%	85,270	0.9%	137,976	1.5%	131,524	1.5%	144,947	1.6%
Municipal	561,456	6.2%	564,555	6.3%	583,282	6.5%	675,349	7.5%	806,724	8.7%
Non-U.S. government (Sovereign debt)	313,699	3.5%	353,756	3.9%	334,981	3.7%	393,320	4.4%	370,613	4.0%
Non-U.S. government-backed corporate	157,606	1.7%	164,724	1.8%	138,994	1.5%	172,548	1.9%	172,381	1.9%
Corporate	1,840,407	20.5%	1,833,825	20.3%	2,055,323	22.9%	2,141,859	23.8%	1,865,369	20.1%
Agency mortgage-backed	513,666	5.7%	498,093	5.5%	504,518	5.6%	497,092	5.5%	475,870	5.1%
Non-agency mortgage-backed	258,507	2.8%	256,572	2.8%	270,763	3.0%	268,389	3.0%	263,329	2.8%
Commercial mortgage-backed	503,475	5.6%	540,940	6.0%	561,496	6.2%	552,617	6.1%	426,895	4.6%
Asset-backed	150,147	1.7%	131,095	1.5%	130,541	1.4%	107,668	1.2%	66,314	0.7%
Total fixed maturity investments, at fair value	7,085,563	78.6%	6,904,577	76.4%	6,782,818	75.3%	6,925,207	77.0%	6,613,188	71.3%
Short term investments, at fair value	1,000,206	11.1%	1,171,523	13.0%	1,208,401	13.4%	998,906	11.1%	1,543,191	16.6%
Equity investments trading, at fair value	301,298	3.4%	335,509	3.7%	393,877	4.4%	462,198	5.1%	493,056	5.3%
Other investments, at fair value	489,702	5.4%	496,900	5.4%	481,621	5.4%	483,958	5.3%	504,693	5.4%
Total managed investment portfolio	8,876,769	98.5%	8,908,509	98.5%	8,866,717	98.5%	8,870,269	98.5%	9,154,128	98.6%
Investments in other ventures, under equity method	133,448	1.5%	131,692	1.5%	132,351	1.5%	129,495	1.5%	126,139	1.4%
Total investments	$9,010,217	100.0%	$9,040,201	100.0%	$8,999,068	100.0%	$8,999,764	100.0%	$9,280,267	100.0%
CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$1,006,357	14.2%	$1,104,041	16.0%	$1,017,693	15.0%	$1,029,717	14.9%	$850,676	12.9%
AA	4,018,887	56.7%	3,757,452	54.4%	3,495,895	51.5%	3,551,893	51.3%	3,622,348	54.8%
A	669,716	9.5%	712,348	10.3%	779,637	11.5%	1,020,516	14.7%	979,776	14.8%
BBB	527,498	7.5%	521,656	7.6%	765,988	11.3%	659,789	9.5%	558,221	8.4%
Non-investment grade and not rated	863,105	12.1%	809,080	11.7%	723,605	10.7%	663,292	9.6%	602,167	9.1%
Total fixed maturity investments, at fair value	$7,085,563	100.0%	$6,904,577	100.0%	$6,782,818	100.0%	$6,925,207	100.0%	$6,613,188	100.0%
MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$266,356	3.8%	$215,975	3.1%	$252,257	3.7%	$265,366	3.8%	$219,382	3.3%
Due after one through five years	4,163,134	58.8%	4,011,832	58.1%	3,833,261	56.5%	3,876,482	56.0%	3,859,616	58.4%
Due after five through ten years	1,049,939	14.8%	1,035,877	15.0%	1,011,132	14.9%	1,028,728	14.9%	970,723	14.7%
Due after ten years	180,339	2.5%	214,193	3.1%	218,850	3.3%	328,865	4.7%	331,059	5.0%
Mortgage-backed securities	1,275,648	18.0%	1,295,605	18.8%	1,336,777	19.7%	1,318,098	19.0%	1,166,094	17.6%
Asset-backed securities	150,147	2.1%	131,095	1.9%	130,541	1.9%	107,668	1.6%	66,314	1.0%
Total fixed maturity investments, at fair value	$7,085,563	100.0%	$6,904,577	100.0%	$6,782,818	100.0%	$6,925,207	100.0%	$6,613,188	100.0%
Weighted average effective yield of fixed maturity and short term investments	1.8%		2.0%		2.2%		1.9%		1.7%
Average duration of fixed maturities and short term investments	2.2		2.2		2.3		2.3		2.3

11

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
TYPE OF INVESTMENT
Catastrophe bonds	$275,553	$272,397	$241,253	$233,223	$228,998
Private equity partnerships	190,316	200,465	214,848	226,000	250,796
Senior secured bank loan fund	22,212	22,334	23,231	22,345	22,561
Hedge funds	1,621	1,704	2,289	2,390	2,338
Total other investments, at fair value	$489,702	$496,900	$481,621	$483,958	$504,693

TYPE OF INVESTMENT
Catastrophe bonds	56.3%	54.8%	50.1%	48.2%	45.4%
Private equity partnerships	38.9%	40.4%	44.6%	46.7%	49.6%
Senior secured bank loan fund	4.5%	4.5%	4.8%	4.6%	4.5%
Hedge funds	0.3%	0.3%	0.5%	0.5%	0.5%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

12

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended					Six months ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	June 30, 2016	June 30, 2015
Fixed maturity investments	$46,091	$36,006	$38,047	$37,023	$33,791	$82,097	$59,730
Short term investments	1,227	1,000	466	267	297	2,227	494
Equity investments trading	865	1,663	2,038	1,791	1,913	2,528	4,517
Other investments
Private equity investments	4,356	(9,358)	8,260	(14,617)	5,431	(5,002)	15,838
Other	5,035	3,309	891	7,373	668	8,344	4,182
Cash and cash equivalents	209	129	112	80	127	338	275
	57,783	32,749	49,814	31,917	42,227	90,532	85,036
Investment expenses	(3,659)	(3,886)	(3,896)	(3,579)	(3,623)	(7,545)	(6,725)
Net investment income	54,124	28,863	45,918	28,338	38,604	82,987	78,311

Gross realized gains	22,661	17,750	11,124	9,160	8,672	40,411	30,204
Gross realized losses	(7,804)	(14,665)	(13,487)	(13,720)	(21,552)	(22,469)	(26,423)
Net realized gains (losses) on fixed maturity investments	14,857	3,085	(2,363)	(4,560)	(12,880)	17,942	3,781
Net unrealized gains (losses) on fixed maturity investments trading	44,271	85,465	(52,984)	10,208	(48,104)	129,736	(22,132)
Net realized and unrealized (losses) gains on investments-related derivatives	(9,151)	(19,449)	6,447	(16,612)	19,816	(28,600)	15,608
Net realized gains (losses) on equity investments trading	14,729	(818)	149	(114)	8,832	13,911	16,313
Net unrealized gains (losses) on equity investments trading	5,066	(6,630)	5,934	(30,060)	5,624	(1,564)	1,467
Net realized and unrealized gains (losses) on investments	69,772	61,653	(42,817)	(41,138)	(26,712)	131,425	15,037
Change in net unrealized gains on fixed maturity investments available for sale	(90)	(269)	(257)	(243)	(560)	(359)	(743)
Total investment result	$123,806	$90,247	$2,844	$(13,043)	$11,332	$214,053	$92,605

Total investment return - annualized	5.5%	4.0%	0.1%	(0.6)%	0.5%	4.7%	2.2%

13

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
June 30, 2016	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$1,000,206	$1,000,206	11.1%	0.5%	$986,778	$13,191	$—	$—	$—	$237
		100.0%			98.7%	1.3%	—%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	2,630,226	2,660,051	29.5%	0.7%	—	2,660,051	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	59,040	59,393	0.7%	1.1%	—	59,393	—	—	—	—
Other agencies	65,676	67,156	0.7%	1.4%	—	67,156	—	—	—	—
Total agencies	124,716	126,549	1.4%	1.3%	—	126,549	—	—	—	—
Municipal	546,102	561,456	6.2%	1.6%	140,946	303,244	90,833	26,433	—	—
Non-U.S. government (Sovereign debt)	318,499	313,699	3.5%	1.0%	205,509	81,205	18,687	8,298	—	—
Non-U.S. government-backed corporate	164,846	157,606	1.7%	1.0%	80,214	75,571	—	1,821	—	—
Corporate	1,823,646	1,840,407	20.5%	3.7%	44,804	122,081	537,323	469,021	645,882	21,296
Mortgage-backed
Residential mortgage-backed
Agency securities	511,877	513,666	5.7%	2.0%	—	513,666	—	—	—	—
Non-agency securities - Alt A	182,006	183,518	2.0%	5.5%	6,259	17,850	7,281	13,152	132,354	6,622
Non-agency securities - Prime	72,731	74,989	0.8%	4.4%	1,357	8,589	2,453	5,639	53,923	3,028
Total residential mortgage-backed	766,614	772,173	8.5%	3.1%	7,616	540,105	9,734	18,791	186,277	9,650
Commercial mortgage-backed	493,873	503,475	5.6%	2.8%	384,295	102,907	13,139	3,134	—	—
Total mortgage-backed	1,260,487	1,275,648	14.1%	3.0%	391,911	643,012	22,873	21,925	186,277	9,650
Asset-backed
Collateralized loan obligations	88,094	88,023	1.0%	2.4%	82,070	5,953	—	—	—	—
Credit cards	32,290	32,836	0.4%	1.2%	32,836	—	—	—	—	—
Auto loans	21,238	21,383	0.2%	1.3%	21,183	200	—	—	—	—
Student loans	6,696	6,610	0.1%	1.9%	5,589	1,021	—	—	—	—
Other	1,284	1,295	—%	2.3%	1,295	—	—	—	—	—
Total asset-backed	149,602	150,147	1.7%	1.9%	142,973	7,174	—	—	—	—
Total securitized assets	1,410,089	1,425,795	15.8%	2.9%	534,884	650,186	22,873	21,925	186,277	9,650
Total fixed maturity investments	7,018,124	7,085,563	78.6%	2.0%	1,006,357	4,018,887	669,716	527,498	832,159	30,946
		100.0%			14.2%	56.7%	9.5%	7.5%	11.7%	0.4%
Equity investments trading		301,298	3.4%		—	—	—	—	—	301,298
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Catastrophe bonds		275,553	3.1%		—	—	—	—	275,553	—
Private equity partnerships		190,316	2.1%		—	—	—	—	—	190,316
Senior secured bank loan fund		22,212	0.2%		—	—	—	—	—	22,212
Hedge funds		1,621	—%		—	—	—	—	—	1,621
Total other investments		489,702	5.4%		—	—	—	—	275,553	214,149
		100.0%			—%	—%	—%	—%	56.3%	43.7%
Investments in other ventures		133,448	1.5%		—	—	—	—	—	133,448
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$9,010,217	100.0%		$1,993,135	$4,032,078	$669,716	$527,498	$1,107,712	$680,078
		100.0%			22.1%	44.8%	7.4%	5.9%	12.3%	7.5%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

14

RenaissanceRe Holdings Ltd.
Investment Portfolio - Change in Portfolio Composition

	June 30, 2016		December 31, 2015		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$1,000,206	11.1%	$1,208,401	13.4%	$(208,195)	(2.3)%
Fixed maturity investments
U.S. treasuries	2,660,051	29.5%	2,064,944	23.0%	595,107	6.5%
Agencies
Fannie Mae and Freddie Mac	59,393	0.7%	65,390	0.7%	(5,997)	—%
Other agencies	67,156	0.7%	72,586	0.8%	(5,430)	(0.1)%
Total agencies	126,549	1.4%	137,976	1.5%	(11,427)	(0.1)%
Municipal	561,456	6.2%	583,282	6.5%	(21,826)	(0.3)%
Non-U.S. government (Sovereign debt)	313,699	3.5%	334,981	3.7%	(21,282)	(0.2)%
Non-U.S. government-backed corporate	157,606	1.7%	138,994	1.5%	18,612	0.2%
Corporate	1,840,407	20.5%	2,055,323	22.9%	(214,916)	(2.4)%
Mortgage-backed
Residential mortgage-backed
Agency securities	513,666	5.7%	504,518	5.6%	9,148	0.1%
Non-agency securities - Alt A	183,518	2.0%	178,843	2.0%	4,675	—%
Non-agency securities - Prime	74,989	0.8%	91,920	1.0%	(16,931)	(0.2)%
Total residential mortgage-backed	772,173	8.5%	775,281	8.6%	(3,108)	(0.1)%
Commercial mortgage-backed	503,475	5.6%	561,496	6.2%	(58,021)	(0.6)%
Total mortgage-backed	1,275,648	14.1%	1,336,777	14.8%	(61,129)	(0.7)%
Asset-backed
Collateralized loan obligations	88,023	1.0%	65,298	0.7%	22,725	0.3%
Credit cards	32,836	0.4%	31,320	0.3%	1,516	0.1%
Auto loans	21,383	0.2%	17,977	0.2%	3,406	—%
Student loans	6,610	0.1%	6,335	0.1%	275	—%
Other	1,295	—%	9,611	0.1%	(8,316)	(0.1)%
Total asset-backed	150,147	1.7%	130,541	1.4%	19,606	0.3%
Total securitized assets	1,425,795	15.8%	1,467,318	16.2%	(41,523)	(0.4)%
Total fixed maturity investments	7,085,563	78.6%	6,782,818	75.3%	302,745	3.3%
Equity investments trading	301,298	3.4%	393,877	4.4%	(92,579)	(1.0)%
Other investments
Catastrophe bonds	275,553	3.1%	241,253	2.7%	34,300	0.4%
Private equity partnerships	190,316	2.1%	214,848	2.4%	(24,532)	(0.3)%
Senior secured bank loan fund	22,212	0.2%	23,231	0.3%	(1,019)	(0.1)%
Hedge funds	1,621	—%	2,289	—%	(668)	—%
Total other investments	489,702	5.4%	481,621	5.4%	8,081	—%
Investments in other ventures	133,448	1.5%	132,351	1.5%	1,097	—%
Total managed investment portfolio	$9,010,217	100.0%	$8,999,068	100.0%	$11,149

15

RenaissanceRe Holdings Ltd.
Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	June 30, 2016
Issuer	Total	Short term investments	Fixed maturity investments
JP Morgan Chase & Co.	$43,241	$—	$43,241
Morgan Stanley	39,133	—	39,133
Goldman Sachs Group Inc.	36,008	—	36,008
Bank of America Corp.	33,868	—	33,868
HSBC Holdings PLC	27,122	—	27,122
Wells Fargo & Co.	25,241	—	25,241
Royal Bank of Canada	21,893	—	21,893
Credit Suisse Group AG	20,276	—	20,276
The Bank of Nova Scotia	15,813	—	15,813
Honda Motor Co., Ltd.	15,472	—	15,472
Total (1)	$278,067	$—	$278,067

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

16

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
June 30, 2016
Catastrophe Reinsurance	$210,686	$175,022	$183,196	$568,904
Specialty Reinsurance	532,590	130,255	1,150,158	1,813,003
Lloyd's	91,755	27,908	311,673	431,336
Other	6,332	—	24,668	31,000
Total	$841,363	$333,185	$1,669,695	$2,844,243

March 31, 2016
Catastrophe Reinsurance	$229,357	$149,688	$176,094	$555,139
Specialty Reinsurance	538,163	136,748	1,152,798	1,827,709
Lloyd's	88,551	24,233	285,410	398,194
Other	2,737	—	27,744	30,481
Total	$858,808	$310,669	$1,642,046	$2,811,523

December 31, 2015
Catastrophe Reinsurance	$237,345	$146,969	$179,947	$564,261
Specialty Reinsurance	529,952	126,650	1,148,015	1,804,617
Lloyd's	84,964	22,085	263,440	370,489
Other	2,071	—	25,607	27,678
Total	$854,332	$295,704	$1,617,009	$2,767,045

September 30, 2015
Catastrophe Reinsurance	$259,614	$168,296	$189,096	$617,006
Specialty Reinsurance	516,315	123,991	1,153,278	1,793,584
Lloyd's	73,016	24,410	250,573	347,999
Other	3,132	2,129	32,212	37,473
Total	$852,077	$318,826	$1,625,159	$2,796,062

June 30, 2015
Catastrophe Reinsurance	$298,100	$160,903	$184,729	$643,732
Specialty Reinsurance	537,224	104,897	1,202,717	1,844,838
Lloyd's	68,525	20,867	231,272	320,664
Other	3,697	2,139	32,578	38,414
Total	$907,546	$288,806	$1,651,296	$2,847,648

17

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended June 30, 2016			Three months ended June 30, 2015
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$2,811,523	$167,228	$2,644,295	$2,781,568	$82,696	$2,698,872
Incurred claims and claim expenses
Current year	251,390	54,385	197,005	253,649	51,229	202,420
Prior years	(26,538)	2,717	(29,255)	(30,830)	2,246	(33,076)
Total incurred claims and claim expenses	224,852	57,102	167,750	222,819	53,475	169,344
Paid claims and claim expenses
Current year	10,220	640	9,580	36,657	33	36,624
Prior years	181,912	1,684	180,228	120,082	(326)	120,408
Total paid claims and claim expenses	192,132	2,324	189,808	156,739	(293)	157,032
Reserve for claims and claim expenses, end of period	$2,844,243	$222,006	$2,622,237	$2,847,648	$136,464	$2,711,184

	Six months ended June 30, 2016			Six months ended June 30, 2015
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$2,767,045	$134,526	$2,632,519	$1,412,510	$66,694	$1,345,816
Incurred claims and claim expenses
Current year	405,728	80,514	325,214	365,088	63,670	301,418
Prior years	(18,878)	11,981	(30,859)	(53,274)	1,947	(55,221)
Total incurred claims and claim expenses	386,850	92,495	294,355	311,814	65,617	246,197
Paid claims and claim expenses
Current year	11,740	670	11,070	50,530	33	50,497
Prior years	297,912	4,345	293,567	223,991	(458)	224,449
Total paid claims and claim expenses	309,652	5,015	304,637	274,521	(425)	274,946
Amounts acquired (1)	—	—	—	1,397,845	3,728	1,394,117
Reserve for claims and claim expenses, end of period	$2,844,243	$222,006	$2,622,237	$2,847,648	$136,464	$2,711,184
(1) Represents the fair value of Platinum's reserve for claims and claim expenses and reinsurance recoverable acquired at March 2, 2015.

18

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Numerator:
Net income available to RenaissanceRe common shareholders	$136,325	$127,995	$92,206	$75,529	$73,233
Amount allocated to participating common shareholders (1)	(1,561)	(1,601)	(1,076)	(867)	(819)
	$134,764	$126,394	$91,130	$74,662	$72,414
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	41,693	42,577	43,131	44,564	45,303
Per common share equivalents of employee stock options and restricted shares	192	335	382	349	354
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	41,885	42,912	43,513	44,913	45,657

Basic income per RenaissanceRe common share	$3.23	$2.97	$2.11	$1.68	$1.60
Diluted income per RenaissanceRe common share	$3.22	$2.95	$2.09	$1.66	$1.59

	Six months ended
(common shares in thousands)	June 30, 2016	June 30, 2015
Numerator:
Net income available to RenaissanceRe common shareholders	$264,320	$241,076
Amount allocated to participating common shareholders (1)	(3,166)	(2,781)
	$261,154	$238,295
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	42,135	42,467
Per common share equivalents of employee stock options and restricted shares	263	372
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	42,398	42,839

Basic income per RenaissanceRe common share	$6.20	$5.61
Diluted income per RenaissanceRe common share	$6.16	$5.56

(1)
Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan, 2010 Performance-Based Equity Incentive Plan, 2016 Long-Term Incentive Plan and to the Company's non-employee directors.

19

RenaissanceRe Holdings Ltd.
Equity in Earnings of Other Ventures

	Three months ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Tower Hill Companies	$3,846	$251	$1,676	$4,135	$4,294
Top Layer Re	2,265	2,403	1,498	1,738	2,174
Other	(89)	(1,043)	122	(143)	(308)
Total equity in earnings of other ventures	$6,022	$1,611	$3,296	$5,730	$6,160

	Six months ended
	June 30, 2016	June 30, 2015
Top Layer Re	$4,668	$4,790
Tower Hill Companies	4,097	7,305
Other	(1,132)	(640)
Total equity in earnings of other ventures	$7,633	$11,455

Other Income

	Three months ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$3,492	$3,839	$8,306	$1,749	$1,162
Other items	(838)	240	(106)	557	265
Total other income	$2,654	$4,079	$8,200	$2,306	$1,427

	Six months ended
	June 30, 2016	June 30, 2015
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$7,331	$2,479
Other items	(598)	487
Total other income (loss)	$6,733	$2,966

20

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P	Moody's	Fitch

Renaissance Reinsurance (1)	A+	AA-	A1	A+
DaVinci (1)	A	AA-	A3	—
Platinum Bermuda (1)	A	A-	—	—
Renaissance Reinsurance U.S. (1)	A	A+	—	—
RenaissanceRe Specialty Risks (1)	A	A+	—	—
RenaissanceRe Specialty U.S. (1)	A	A+	—	—
Renaissance Reinsurance of Europe (1)	A+	AA-	—	—
Top Layer Re (1)	A+	AA	—	—

Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	AA-

RenaissanceRe (3)	—	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for these companies reflect the insurer's financial strength rating and, in addition to the insurer's financial strength rating, the S&P ratings reflect the insurer's issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents the rating on its Enterprise Risk Management practices.

21

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments. The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio, equity investments trading and investments-related derivatives. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income available to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income available to RenaissanceRe common shareholders per common share - diluted to operating income available to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended					Six months ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	June 30, 2016	June 30, 2015
Net income available to RenaissanceRe common shareholders	$136,325	$127,995	$92,206	$75,529	$73,233	$264,320	$241,076
Adjustment for net realized and unrealized (gains) losses on investments	(69,772)	(61,653)	42,817	41,138	26,712	(131,425)	(15,037)
Operating income available to RenaissanceRe common shareholders	$66,553	$66,342	$135,023	$116,667	$99,945	$132,895	$226,039

Net income available to RenaissanceRe common shareholders per common share - diluted	$3.22	$2.95	$2.09	$1.66	$1.59	$6.16	$5.56
Adjustment for net realized and unrealized (gains) losses on investments	(1.67)	(1.44)	0.98	0.92	0.59	(3.10)	(0.35)
Operating income available to RenaissanceRe common shareholders per common share - diluted	$1.55	$1.51	$3.07	$2.58	$2.18	$3.06	$5.21

Return on average common equity - annualized	12.6%	11.8%	8.5%	6.9%	6.6%	12.2%	11.8%
Adjustment for net realized and unrealized (gains) losses on investments	(6.5)%	(5.7)%	4.0%	3.8%	2.5%	(6.1)%	(0.8)%
Operating return on average common equity - annualized	6.1%	6.1%	12.5%	10.7%	9.1%	6.1%	11.0%

22

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by the Company and its related joint ventures. “Managed catastrophe premiums” differs from total Catastrophe Reinsurance segment gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting, and the inclusion of catastrophe premiums written on behalf of the Company's Lloyd's segment. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. A reconciliation of “managed catastrophe premiums” to Catastrophe Reinsurance segment gross premiums written is included on pages 6 and 7 of this Financial Supplement.
The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Book value per common share	$103.70	$101.19	$99.13	$97.41	$96.43
Adjustment for goodwill and other intangibles (1)	(6.73)	(6.59)	(6.59)	(6.65)	(6.51)
Tangible book value per common share	96.97	94.60	92.54	90.76	89.92
Adjustment for accumulated dividends	16.10	15.79	15.48	15.18	14.88
Tangible book value per common share plus accumulated dividends	$113.07	$110.39	$108.02	$105.94	$104.80

Quarterly change in book value per common share	2.5%	2.1%	1.8%	1.0%	1.3%
Quarterly change in tangible book value per common share plus change in accumulated dividends	2.8%	2.6%	2.3%	1.3%	1.9%
Year to date change in book value per common share	4.6%				7.0%
Year to date change in tangible book value per common share plus change in accumulated dividends	5.5%				1.4%

(1)
At June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, goodwill and other intangibles included $21.4 million, $22.3 million, $23.2 million, $22.9 million and $23.5 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

23